UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (the “Amendment”) is being filed to amend and restate Biofrontera Inc.’s (the “Company”) definitive proxy statement (the “Proxy Statement”) that was filed with the Securities and Exchange Commission on April 17, 2024 (the “Original Proxy Statement”). The Original Proxy Statement is being revised to add a new proposal to solicit approval from the Company’s stockholders of an amendment to the Company’s 2021 Omnibus Incentive Plan to increase the total number of shares of common stock authorized for issuance thereunder. Corresponding changes have been made to the Proxy Card filed with the Original Proxy Statement. The Amendment supersedes the Original Proxy Statement.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2024

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on June 12, 2024, at 10:00 a.m., Eastern Time. The meeting will be completely virtual and will be conducted solely online via live webcast. There will not be a physical location for the Meeting.

You will be able to attend the Meeting virtually and to vote and submit questions prior to and during the Meeting by visiting meetnow.global/MWC6RKX and entering the 16-digit control number provided in these proxy materials.

At the Meeting, stockholders will be asked to vote on the following matters:

(1)	the election of two Class III directors to our Board of Directors, each to serve until the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

(2)	to approve the amendment to our 2021 Omnibus Incentive Plan to increase the total number of shares of common stock authorized for issuance thereunder from 266,990 to 3,750,000;

(3)	ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(4)	such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The matters listed above are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 15, 2024 as the record date for determining those stockholders who are entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. The list of the stockholders of record as of the record date will be made available for inspection at the Meeting and will also be available for inspection during the ten days preceding the Meeting at the Company’s offices located at 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801. We are distributing proxy materials online rather than mailing printed copies, as it allows us to expedite delivery to our stockholders through a lower-cost, more environmentally responsible method. You will not receive printed copies unless you request them by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you previously received.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE PROVIDE TO US YOUR VOTING INSTRUCTIONS IN ONE OF THE FOLLOWING WAYS AS PROMPTLY AS POSSIBLE:

By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials).

By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL A PROXY. IF YOU WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Biofrontera Inc., we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E. Fred Leffler, III
Chief Executive Officer & Chairman	Chief Financial Officer

April 29, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2024: THE COMPANY’S PROXY MATERIALS AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/BFRI.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the 2024 Annual Meeting of Stockholders to be held on June 12, 2024

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the 2024 Annual Meeting to be held on June 12, 2024, at 10:00 a.m., Eastern Time, in a virtual-only format, and any adjournment or postponement thereof.

Only stockholders as of the record date of April 15, 2024 may attend the Meeting. At the close of business on the record date, we had outstanding 5,089,413 shares of our common stock, par value $0.001 per share (the “Common Stock”), representing a total of 5,089,413 votes entitled to be cast at the Meeting, and 4,806 shares of our Series B-1 Convertible Preferred Stock (the “Preferred Stock”), representing a total of 28,191 votes entitled to be cast at the Meeting. We made our proxy materials available to stockholders via the Internet or in printed form on or about May 3, 2024. Our proxy materials include the Notice of the Annual Meeting, this Proxy Statement and the proxy card. These proxy materials, other than the proxy card, which is available with the printed materials, along with the Annual Report for the year ended December 31, 2023 can be accessed at http://www.edocumentview.com/BFRI.

You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors is soliciting your proxy to vote at the Meeting, including any adjournments or postponements of the Meeting.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

A:	We are pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. You will not receive a paper copy of the proxy materials by mail unless you request it. All stockholders will have the ability to access the proxy materials over the Internet.

Q:	How can I access the proxy materials over the Internet?

A:	Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to:

■	View our proxy materials for the Annual Meeting on the Internet at http://www.edocumentview.com/BFRI; and

■	Instruct us to send our future proxy materials to you by e-mail.

Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

Q:	What proposals are being presented for a stockholder vote at the Meeting?

A:	The following proposals are being presented for stockholder vote at the Meeting:

●	Proposal No. 1- the election of two Class III directors to our Board of Directors, each to serve until the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

●

Proposal No. 2 – approval of an amendment to our 2021 Omnibus Incentive Plan (the “Plan”) to increase the total number of shares of common stock authorized for issuance thereunder from 266,990 to 3,750,000; and

●	Proposal No. 3 – the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors unanimously recommends that you vote “FOR” John J. Borer III, J.D. and Prof. Hermann Luebbert, Ph.D., the Board’s nominees for Class III directors, “FOR” the approval of an amendment to the Plan, and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will have designated the following individuals as your proxy holders for the Meeting: our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D., our Chief Financial Officer, Eugene Frederick (Fred) Leffler III, and our Corporate Counsel, Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Meeting will be voted in accordance with your specific instructions. If you provide a proxy but do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the election of the nominees for Class III directors, and Proposal Nos. 2 and 3. With respect to any other proposal that properly comes before the Meeting, the proxy holders will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

Q:	Who can vote at the Meeting?

A:	Only stockholders of record at the close of business on the record date will be entitled to vote at the Meeting. At the close of business on the record date, there were 5,089,413 shares of Common Stock outstanding, representing a total of 5,089,413 votes entitled to be cast at the Meeting, and 4,806 shares of Preferred Stock outstanding, representing 28,191 votes entitled to be cast at the Meeting. The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. Whether or not you plan to attend the Meeting, we urge you to submit a proxy as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares of Common Stock and Preferred Stock owned by you as of the close of business on the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank. Holders of our Common Stock and Preferred Stock will vote together on all matters presented at the Meeting.

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Q:	How many votes am I entitled to?

A:	Common Stock

Each share of Common Stock is entitled to one vote on the matters presented at the Meeting.

The Preferred Stock

Pursuant to the Certificate of Designation that created the Preferred Stock, if you hold any shares of Preferred Stock as of the close of business on the record date you are entitled to vote those shares of Preferred Stock on an as-converted basis, up to the beneficial ownership limitation elected by you. Currently all holders of Preferred Stock have elected a 9.99% beneficial ownership limitation, and consequently you will be entitled to cast an additional number of votes equal to the number of shares of Common Stock into which you could convert your Preferred Stock without exceeding 9.99% of our outstanding Common Stock (on an as-converted basis). The exact number of additional votes on the matters presented at the Meeting will vary from holder to holder and will be indicated on the enclosed proxy card.

Q:	How may I vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by mail, by internet or telephone, or by voting at the Meeting. We urge you to have your shares voted by proxy in advance of the Meeting to ensure your vote is counted.

●	By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, the proxyholder will vote your shares as you direct.

●	By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials). Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on June 11, 2024 to be counted.

●	By voting at the Meeting. You may vote your shares during the virtual-only Meeting. See the instructions in the Notice of the Annual Meeting to attend the meeting virtually and vote your shares. To vote during the virtual-only Meeting, you will need the 16-digit control number from the enclosed proxy card.

If you are a holder of Preferred Stock and you vote by any of the means listed above, all of the votes you are entitled to based on your holdings of Common Stock and Preferred Stock as of the record date will be voted in the manner you instructed.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by returning a proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker or nominee will be able to vote your shares only on proposals that are “routine” matters under Nasdaq rules. At the Meeting, only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) is considered a routine matter. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures that your shares will be voted at the Meeting in the manner you desire.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the nominees for Class III directors, and “FOR” Proposal Nos. 2 and 3. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares (including any votes represented by Preferred Stock) in accordance with the Board of Directors’ recommendations, to the extent permitted by applicable laws and regulations

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the vote at the Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; or (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable. You may also revoke your proxy by attending the virtual-only Meeting and voting in person.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

If you are a holder of Preferred Stock and you change your vote or revoke your proxy at any time before the final vote at the Meeting, your actions will apply to all of the votes you are entitled to cast.

Q:	Who can help answer my questions?

A:	If you have any additional questions about the Meeting or how to vote, submit a proxy or revoke your proxy, or you need physical copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Meeting requires a quorum. A quorum will be present if stockholders holding at least one-third of the outstanding shares of votes entitled to be cast at the Meeting on the record date are present at the Meeting in person or by proxy. Abstentions, votes withheld, and shares held by brokers that are voted on any matter will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum. Shares held by brokers or other nominees that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is not present at the Meeting, then any officer entitled to preside at or to act as secretary of such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called Meeting.

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Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when a broker, bank or other nominee or intermediary holding shares in street name submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the non-routine matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs.

The ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024 is the only “routine” matter on which brokers, banks or other nominees may vote uninstructed shares at the Meeting. The other proposals to be voted on at the Meeting are not considered “routine” under Nasdaq rules, so your broker, bank or other nominee cannot vote your shares on this proposal unless you provide to your broker, bank, or other nominee voting instructions for this proposal. If you do not provide voting instructions on a non-routine matter, or your broker chooses not to vote on a matter for which it has discretionary voting authority, your shares will not be voted on that matter, which is a “broker non-vote.”

Q:	What are the voting requirements for each Proposal?

A:

Proposal No. 1: The nominees for Class III directors who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the amendment to the Plan to increase in the aggregate number of shares to be granted under the Plan from 266,990 to 3,750,000. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 3: The affirmative vote of a majority of the votes cast affirmatively or negatively is required for the proposal to approve the ratification of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have no effect on the results of this vote. Because this is a routine matter, brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

Q:	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the Proxy Statement?

A:	You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all of your shares are represented and voted at the Meeting.

Q:	Where can I find the voting results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K, to be filed with the Securities and Exchange Commission within four (4) business days of the Meeting.

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Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders (our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D., our Chief Financial Officer, Fred Leffler, and our Corporate Counsel, Daniel Hakansson) will vote your shares (including any votes represented by Preferred Stock) on any additional matters properly presented for a vote at the Meeting in accordance with the Board of Directors’ recommendations, to the extent permitted by applicable laws and regulations.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our Common Stock that is issued and outstanding as of the close of business on the record date is entitled to be voted on all items being voted on at the Meeting, with each share being entitled to one vote on each matter. As of the record date, 5,089,413 shares of Common Stock were issued and outstanding.

As of the record date there are 4,806 shares of Preferred Stock issued and outstanding, with the holders of Preferred Stock entitled to cast an aggregate of 28,191 votes (not including the votes they may cast with respect to any Common Stock that they hold).

The total number of votes that are entitled to be cast by the holders of our Common Stock and Preferred Stock at the Meeting are 5,117,604.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., serving as inspector of elections, will tabulate the votes.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and we may reimburse them for their reasonable expenses incurred in so doing.

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Q:	How can I attend the Meeting with the ability to ask a question and/or vote?

A:	The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast.

As a stockholder of record as of the record date, you will be able to attend the Annual Meeting online, ask a question and vote by visiting meetnow.global/MWC6RKX and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a beneficial holder holding your shares through an intermediary and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Annual Meeting

Submit proof of your proxy power (referred to as a “Legal Proxy”) from your broker or bank reflecting your Biofrontera Inc. holdings along with your name and email address to Computershare.

Requests for registration as set forth above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 11, 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:

Computershare

COMPANY Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Annual Meeting

Please go to meetnow.global/MWC6RKX for more information on the available options and registration instructions.

The online meeting will begin promptly at 10:00 a.m., Eastern Time on June 12, 2024. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding the members of our Board of Directors (ages as of the date of this Proxy Statement):

Name	Age	Position(s)	Since
Prof. Hermann Luebbert, Ph.D.	68	Chief Executive Officer and Chairman of the Board of Directors	November 2021
John J. Borer III, J.D.	66	Director	November 2021
Beth J. Hoffman, Ph.D.	67	Director	November 2021
Kevin D. Weber	66	Director	March 2022
Heikki Lanckriet, Ph.D.	46	Director	July 2023

Nominations for Election as Class III Directors

John J. Borer III, J.D. became a member of our Board of Directors in November 2021. Since 2012, he has been the Senior Managing Director and Co-Head of Investment Banking at The Benchmark Company, LLC. He was formerly the Chief Executive Officer and Head of Investment Banking at Rodman & Renshaw and has held senior positions at Security Pacific Business Credit and Barclays American Business Credit. Mr. Borer has also served on the Supervisory Board of Biofrontera AG since May 2016 until December 2021. He holds a Juris Doctor from Loyola Law School in Los Angeles, California and a B.S. in Agricultural Economics from The University of California, Davis.

Prof. Hermann Luebbert, Ph.D. is currently serving as the Company’s Chief Executive Officer and Chairman (since May 2023). He has served as the Company’s Executive Chairman since November 2021 and as Chairman of its Board of Directors since March 2015. Prof. Luebbert also served as the Chief Executive Officer of the Company from March 2015 until January 2020 and from March 2021 until November 2021. Prof. Luebbert founded Biofrontera AG in 1997, and, until December 2021, Prof. Luebbert served as the chief executive officer of Biofrontera AG, chairman of the management board of Biofrontera AG, and as a managing director of all subsidiaries of Biofrontera AG. He studied biology at the University of Cologne in his hometown of Cologne, Germany and received his doctorate there in 1984. Following 3.5 years in academic research at the University of Cologne and the California Institute of Technology, he gained experience in managing a global research organization for ten years at Sandoz, where he served as Head of Genome Research, and Novartis Pharma AG, where he served as a member of the global Neuroscience Research Management Team. He qualified as a university lecturer at the Swiss Federal Institute of Technology (ETH) Zurich and, in addition to his engagements at Biofrontera, held a professorship for animal physiology at the Ruhr-University Bochum from which he retired in February 2022.

Directors Continuing in Office

Class I Directors (Term Expires at the 2025 Annual Meeting)

Heikki Lanckriet, Ph.D. became a member of our Board of Directors in July 2023. Dr. Lanckriet currently serves as Chief Executive Officer and Chief Scientific Officer of 4basebio PLC, UK, a publicly traded company (spun out of Expedeon AG in 2021) that engages in the research, development, manufacturing and commercialization of synthetic DNA and RNA products, and targeted non-viral vector solutions. In 2020, Dr. Lanckriet led the sale of Expedeon’s proteomics and immunology business to Abcam PLC. Previously, Dr. Lanckriet was Founder and Chief Scientific Officer of Novexin, later transitioning to Chief Operating Officer. Dr. Lanckriet also held roles as Chief Executive Officer and Chief Scientific Officer at 2invest AG and Sygnis AG. Dr. Lanckriet holds a Ph.D. in Chemical Engineering from the University of Cambridge in the U.K. and a M.Eng. in Chemical Engineering from the University of Ghent in Belgium. He has authored several scientific papers that have been published in peer-reviewed medical and scientific journals and is a named inventor on a multitude of patents.

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Class II Directors (Term Expires at the 2026 Annual Meeting)

Beth J. Hoffman, Ph.D. became a member of our Board of Directors in November 2021. Dr. Hoffman is the

founder, and, since 2015, has been the President and Chief Executive Officer, of Origami Therapeutics, Inc., located in San Diego, California. Dr. Hoffman has over 20 years of experience in drug discovery and development. Dr. Hoffman has made major contributions to the launch of two first-in-class drugs and two best-in-class drugs for Cystic Fibrosis. Dr. Hoffman holds her Ph.D. in Biology from The Johns Hopkins University in Baltimore, Maryland.

Kevin D. Weber became a member of our Board of Directors in March 2022. Mr. Weber is an experienced pharmaceutical executive who brings to Biofrontera more than 30 years of executive and commercialization experience with a particular expertise in product marketing. He has worked in a range of therapeutic areas including clinical and aesthetic dermatology, pain management, inborn errors of metabolism and respiratory medicine. In 2022, he retired from his position as a Principal at Skysis, a biotech-focused brand management consulting practice. He previously served as CEO of Paraffin International. Prior to Paraffin, Mr. Weber served in senior executive and marketing roles at Depomed, Hyperion Therapeutics and Medicis Pharmaceuticals. From 2016 to 2021, Mr. Weber served as a member of the supervisory board of Biofrontera AG. Mr. Weber previously served on the Boards of Directors of the American Academy of Pain Medicine Foundation, the American Chronic Pain Association and the Arizona Bioindustry Association. He holds a B.S. in Business Administration from Western Michigan University.

Family Relationships

There are no family relationships between any director or executive officer.

Board and Stockholder Meeting Attendance

During the year ended December 31, 2023, there were 36 Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders. Four of our directors attended the 2023 Annual Meeting.

Composition of our Board of Directors

Our Board of Directors currently consists of five members. Our directors hold office until their respective successors have been elected and qualified or until their earlier respective resignation, removal, disqualification or death. In addition, our certificate of incorporation and bylaws provide for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms as follows:

●	our Class I director is Dr. Lanckriet, whose term will expire at the 2025 annual meeting of stockholders;

●	our Class II directors are Mr. Weber and Dr. Hoffman, whose terms will expire at the 2026 annual meeting of stockholders; and

●	our Class III directors are Mr. Borer and Prof. Luebbert, whose terms will expire at the 2024 annual meeting of stockholders.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.

Pursuant to Securities Purchase Agreements we entered into with certain investors in February 2024, we have agreed to appoint up to two additional directors to our Board of Directors, each of whom shall be designated by Rosalind Advisors, Inc.

Board Leadership

Our Board of Directors has the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined. The Board of Directors makes this decision based on its evaluation of the circumstances and the Company’s specific needs from time to time. Currently, Prof. Luebbert serves as the Company’s Chairman and Chief Executive Officer. The Board of Directors has determined that combining these roles is the best leadership structure for the Company at this time because of Prof. Luebbert’s experience with the Company’s business and industry, as well as his ability to effectively identify strategic priorities of the Company and facilitate execution of the Company’s strategy. The Board of Directors may decide to separate the roles of the Chairman and Chief Executive Officer if it believes that separation is the best leadership structure for the Company in the future. The Board of Directors does not designate a lead independent director.

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Director Independence

Our Board of Directors has periodically reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board of Directors affirmatively determined that each of Mr. Borer, Dr. Hoffman and Mr. Weber is an “independent director,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of Nasdaq.

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business directly and through its standing committees. Our standing committees are the audit committee, nominating and corporate governance committee, and compensation committee. In addition, special committees may be established by the Board of Directors when necessary to address specific issues. Copies of each standing committee’s charter are available on our website at https://www.biofrontera-us.com/.

Audit Committee

We have an audit committee of the Board of Directors, which consists of Mr. Borer (Chairperson), Dr. Hoffman and Mr. Weber. All members of our audit committee are independent for audit committee purposes.

The audit committee’s duties, which are specified in our Audit Committee Charter, include:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Annual Report on Form 10-K

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

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●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

During the year ended December 31, 2023, our audit committee held twelve meetings.

Financial Experts on Audit Committee

The audit committee will have at all times at least one “independent director” who is “financially literate,” as those terms are defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Borer qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating and Corporate Governance Committee

We have a nominating and corporate governance committee of the Board of Directors consisting of Dr. Hoffman (Chairperson), Mr. Borer and Mr. Weber, all of whom are independent. Our Nominating and Corporate Governance Committee Charter details the principal functions of the nominating and corporate governance committee, including:

●	identifying, considering and recommending candidates for membership on our Board of Directors;

●	overseeing the process of evaluating the performance of our Board of Directors; and

●	advising our Board of Directors on other corporate governance matters.

Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Communications with our Board of Directors,” and should include the full name of the proposed nominee and any additional information pertinent to the recommendation, such as a description of the proposed nominee’s business experience, biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission should be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

To fulfill these responsibilities, the committee annually assesses the requirements of the Board and makes recommendations to the Board regarding its size, composition, and structure. In determining whether to nominate an incumbent director for reelection, the committee evaluates each incumbent director’s continued service in light of the current assessment of the Board’s requirements.

The nominating and corporate governance committee and the Board of Directors have not established any specific minimum qualification standards for director nominees (including diversity characteristics); rather, in evaluating the suitability of individuals for board membership, the nominating and corporate governance committee and the Board of Directors consider the way in which it believes the individual can assist the Company in pursuing its goals and advancing its strategies. During the year ended December 31, 2023, our nominating and corporate governance committee held five meetings.

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Compensation Committee

We have a compensation committee of the Board of Directors consisting of Mr. Borer (Chairperson), Mr. Weber and Dr. Hoffman, all of whom are independent. Our Compensation Committee Charter details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer (and Executive Chairman, when applicable), evaluating the performance of our President and Chief Executive Officer (and Executive Chairman, when applicable) in light of such goals and objectives, and determining and approving the remuneration (if any) of our President and Chief Executive Officer (and Executive Chairman, when applicable) based on such evaluation;

●	reviewing and approving the compensation of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and other employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee uses its business judgment and other resources it deems appropriate in executing its duties, including establishing our compensation philosophy and policies, overseeing the implementation of executive officer and non-employee director compensation programs and overseeing disclosures regarding compensation in our SEC filings. In executing its duties, the compensation committee considers many factors, including market comparisons using data derived from third party resources, competitive considerations, executive expectations and executive performance. As of the date of this Proxy Statement, the compensation committee has not delegated any of its responsibilities to other parties.

The compensation committee reviews and recommends to our Board for determination the compensation of our Chief Executive Officer. In addition, our CEO separately submits recommendations to the compensation committee regarding all other executive officers for use by the compensation committee in making recommendations to the Board concerning their base salary and incentive compensation.

The compensation committee did not engage any compensation consultants in 2023.

Our Compensation Committee Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

During the year ended December 31, 2023, our compensation committee held four meetings.

Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property, as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our other filings with the SEC. Management is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

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The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Each committee, or the full Board of Directors, as appropriate, discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate risk oversight, particularly with respect to risk interrelationships.

Risk Considerations in our Compensation Program

We conduct assessments of our compensation policies and practices for our employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.

Policy Regarding Hedging

Our insider trading policy provides that (i) each member of the Company’s Board of Directors, (ii) officers of the Company at the level of Vice President and above, and (iii) all other employees who are informed by the Company’s compliance officer that they have been deemed by the Company as a “Section 16 Person” (collectively, “Covered Persons”) must receive prior approval from the Company’s Compliance Officer prior to engaging in any “hedging” transactions, including prepaid variable forwards, equity swaps, or collars or any other transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities.

Code of Ethics and Code of Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.biofrontera-us.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Communications with our Board of Directors

Stockholders who wish to communicate with our board of directors may do so by sending written communications to our Corporate Secretary addressed as follows: Biofrontera Inc., Attn: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, MA 01801, or via e-mail to annualmeeting@bfri.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication is, in the discretion of the Corporate Secretary, unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.

Board Diversity Matrix

The matrix below summarizes certain information regarding the diversity of our Board as of April 15, 2024. Each of the categories listed in the table below has the meaning set forth in Nasdaq rules.

Board Diversity Matrix As of April 15, 2024
Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4
Part II: Demographic Background
White	1	4

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EXECUTIVE OFFICERS

Name	Age	Position(s)
Prof. Hermann Luebbert, Ph.D.	68	Chief Executive Officer and Chairman
Fred Leffler	40	Chief Financial Officer

For information as to the business history of Prof. Hermann Luebbert, Ph.D., see the section entitled “Board of Directors and Corporate Governance – Nominations for Election as Class III Directors” set forth in this Proxy Statement above.

Our current non-director executive officer biographical information is as follows:

Fred Leffler has served as Biofrontera Inc’s Chief Financial Officer since October 2022. Mr. Leffler is an experienced financial executive with 15 years of leadership, financial management, consultancy and operations experience across a range of private and public organizations, including growth-stage, private equity and Fortune 100 companies. Prior to joining the Company, Mr. Leffler served as a Senior Manager at McKinsey & Company since January 2022 as well as in different capacities, including Associate and Senior Manager from September 2015 to November 2019. Prior to rejoining McKinsey & Company, Mr. Leffler served as the Senior Director, Corporate Finance & Restructuring of FTI Consulting from August 2020 to January 2022. Prior to joining FTI Consulting, he served as Vice President, Data & Analytics of Rockcreek from November 2019 to August 2020. Earlier in his career, Mr. Leffler held various financial positions at General Electric and Sun Edison. Fred received his Bachelor of Science, Business Administration (BSBA) degree from the Ohio State University Fisher School of Business, and his Master of Business Administration (MBA) from Duke University’s Fuqua School of Business.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the fiscal year ending December 31, 2023, our “named executive officers” and their positions were as follows:

●	Prof. Hermann Luebbert, Ph.D. our Chief Executive Officer and Chairman (formerly our Executive Chairman);
●	Erica Monaco, our former Chief Executive Officer; and
●	Fred Leffler, our Chief Financial Officer.

In May 2023, Ms. Monaco resigned and Prof. Luebbert was appointed as Chief Executive Officer. Following his appointment to Chief Executive Officer, Prof. Luebbert continued to serve as our Chairman of the Board of Directors.

Summary Compensation Table

Executive Compensation during the years ended December 31, 2023 and 2022 was as follows:

Name and principal position	Year		Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Prof. Hermann Luebbert Ph.D., Chairman and	2023		470,500	258,846					3,879		733,225
Chief Executive Officer	2022		474,739		498,092	303,785			1,616		1,278,232
Erica Monaco, CPA, Former	2023		199,872	229,500					272,847	*	702,219
Chief Executive Officer	2022		433,823	120,798	398,474	243,100			346		1,196,541
Fred Leffler,	2023		355,000	23,212		63,100			366		441,678
Chief Financial Officer	2022	**	54,615	25,000					55		79,670

* Includes vacation payout and separation pay **For services during October 24, 2022 through December 31, 2022.

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Narrative Disclosure to Summary Compensation Table

Executive Compensation Arrangements

The following summarizes the material terms of the employment offer letters and employment agreements with each of our named executive officers. As of December 31, 2023, we had employment agreements in place with Prof. Luebbert and Mr. Leffler. In May 2023, Ms. Monaco resigned as our Chief Executive Officer and Prof. Luebbert was appointed as the Chief Executive Officer in addition to his role as Chairman of the Board of Directors.

Luebbert Employment Agreement

On October 1, 2021, we entered into an amended employment agreement with Prof. Luebbert that became effective on December 14, 2021. The agreement provides that Prof. Luebbert will continue to serve as our Executive Chairman and devote 100% of his time to his role as Executive Chairman of the Company. Subsequently, Prof Luebbert’s agreement was further amended on March 2, 2022 (effective retroactively to December 15, 2021) to establish his base salary of $468,500, with eligibility to receive a cash bonus of up to 65% of his base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of any bonus shall depend upon the level of achievement of set targets. No bonus will be paid if our Board of Directors determines that the target achievement of the respective year was below 70%. We also agree to allow Prof. Luebbert to participate in any benefit programs we make available to our employees.

Upon termination of employment by the Company other than termination for “cause,” Prof. Luebbert shall be entitled to a severance payment equal to one twelfth of his then-current annual base salary for each full year of employment (including Biofrontera AG, as a past affiliate of the Company); provided, however, that such payment shall not exceed two full years of Prof. Luebbert’s then-current base salary. If Prof Luebbert experiences a termination of his employment without “cause” within three months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and may receive an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

The terms of Prof Luebbert’s employment agreement were not altered or amended upon his appointment as Chief Executive Officer in May 2023.

Monaco Employment and Separation Agreements

On August 11, 2021, we entered into an employment agreement with Ms. Monaco. The agreement provided that Ms. Monaco would serve as our Chief Executive Officer with a base salary of $300,000 as well as a signing bonus of $75,000 paid in two installments.

On April 1, 2022, we entered into an amendment to the employment agreement with Ms. Monaco. The agreement was amended to provide for an annual base salary of $450,000 and eligibility to receive a cash bonus up to 60% of base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of the bonus was dependent upon the level of achievement of set targets; however, no bonus was to be paid if the level of target achievement was below 70%. Upon termination of employment by the Company other than termination for “cause”, Ms. Monaco was entitled to a severance payment equal to one twelfth of her then-current annual base salary for each full year of employment; provided, however, that such payment could not exceed two full years of Ms. Monaco’s then-current base salary.

On May 25, 2023 (the “Separation Date”), the Company and Ms. Monaco entered into a separation agreement pursuant to which it was agreed that Ms. Monaco would step down as Chief Executive Officer effective on May 26, 2023. Subject to her compliance with the separation agreement, Ms. Monaco is entitled to a severance payment of $450,000 less any amounts paid to her as part of her regular salary between May 8, 2023 and May 26, 2023. The severance is in addition to money that will be paid to Ms. Monaco for earned leave and reimbursable business expenses. The severance amount will be paid in bi-weekly installments until January 2024, at which point any remaining severance will be paid in one lump sum payment. After the Separation Date, there was no further vesting of any stock options held by Ms. Monaco and any vested options that were not exercised within 90 days of the Separation Date expired and were canceled.

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Leffler Employment Agreement

On October 3, 2022, we entered into an employment agreement with Mr. Leffler pursuant to which he agreed to serve as our Chief Financial Officer. The employment agreement entitles Mr. Leffler to, among other benefits: (1) an annual base salary of $355,000, (2) a one-time signing bonus of $25,000, (3) a bonus of up to 40% of his base salary, upon attainment of performance goals set in advance by the Chief Executive Officer and (4) receipt of 100,000 stock options, subject to same vesting schedule and other terms, conditions and restrictions imposed upon all awards under the Company’s employee stock option program. The employment agreement also permits Mr. Leffler to participate in any benefit program we make available to our employees. In the event that Mr. Leffler experiences a termination of his employment without “cause” or he resigns for “good reason” outside of periods during which provisions related to a “change in control” (as such terms are defined in the employment agreement) are in effect, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Leffler will become entitled to a lump sum payment in an amount equal to one-twelfth of his annual base salary for each full year of employment; further provided that such payment will not be less than six months of, nor more than two full years of, his then-current base salary. Under the employment agreement, if Mr. Leffler experiences a termination of his employment without “cause” or he resigns for “good reason” within 3 months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

Equity Awards

Our executives hold outstanding options and restricted stock unit awards that were awarded since our initial public offering in 2021. These awards are described in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below and in Note 19, Equity Incentive Plans and Share-Based Payments of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The Plan provides for the issuance of stock option awards to our eligible employees (including our named executive officers). The 2021 Plan is a stock incentive plan under which we may offer securities of the Company to our employees. The 2021 Plan is not subject to any provisions of the U.S. Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of Internal Revenue Code of 1986, as amended (the “Code”). The 2021 Plan permits us to satisfy any awards under the 2021 Plan by distributing to participants (1) authorized and unissued shares of Biofrontera common stock, (2) shares of common stock held in the Biofrontera treasury, (3) shares of Biofrontera common stock purchased on the open market, or (4) shares of Biofrontera common stock acquired through private purchase.

The details of each award discussed in this section have been adjusted to account for the Company’s reverse stock split that was effective as of July 3, 2023 (the “Reverse Stock Split”).

Prof. Luebbert’s Stock Option Award

On December 9, 2021, Prof. Luebbert was granted an option to purchase 5,669 shares of our common stock under the terms of the Plan, at an exercise price of $95.40 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on December 9, 2022.

On May 18, 2022, Prof. Luebbert was granted an option to purchase 9,542 shares of our common stock under the terms of the Plan, at an exercise price of $52.20 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on May 18, 2023.

In the event of the Prof. Luebbert’s death, disability, or termination for good reason while any portion of the option remains unvested, the option will become immediately vested and exercisable with respect to 100 percent of the option shares as of the date of such occurrence. In the event of termination for “cause,” Prof. Luebbert will forfeit immediately the vested and unvested portions of the option. In the event of termination for any other reason, the unvested portion of the option will be forfeited as of the termination date, and the vested portion will expire on the earlier of the last day of the applicable option period or the 90th day following the termination date.

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Prof Luebbert’s Award of Restricted Stock Units

On December 9, 2021, Prof. Luebbert also received a grant of 5,669 restricted stock units under the terms of the Plan and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vested on June 9, 2022 and settled in shares.

On May 18, 2022, Prof. Luebbert also received a grant of 9,542 restricted stock units under the terms of the Plan, and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 4,771 restricted stock units vested on May 18, 2023 and settled in shares.

Ms. Monaco’s Stock Option Award

On December 9, 2021, Ms. Monaco was granted an option to purchase 2,835 shares of our common stock under the terms of the Plan, at an exercise price of $95.40 per share. Subject to Ms. Monaco’s continued employment through the applicable vesting date, the option vested and became exercisable in three equal annual installments, beginning on December 9, 2022.

On May 18, 2022, Ms. Monaco was granted an option to purchase 7,634 shares of our common stock under the terms of the Plan at an exercise price of $52.20 per share. Due to Ms. Monaco’s termination of employment in May 2023, the unvested portion of these options were forfeited as of her termination date, and the vested portion expired on the 90th day following her termination date.

Ms. Monaco’s Award of Restricted Stock Units

On December 9, 2021, Ms. Monaco also received a grant of 56,689 restricted stock units under the terms of the Plan, subject to the applicable award agreement between Ms. Monaco and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vested on June 9, 2022 and settled in shares.

On May 18, 2022, Ms. Monaco also received a grant of 7,634 restricted stock units, under the terms of the Plan and subject to the applicable award agreement between Ms. Monaco and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 3,817 restricted stock units vested on May 18, 2023 and settled in shares.

Mr. Leffler’s Stock Option Award

Pursuant to his employment agreement, on January 10, 2023, Mr. Leffler received an option to purchase 5,000 shares of our common stock under the terms of the Plan at an exercise price of $19.40. Subject to Mr. Leffler’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on January 10, 2024.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth as of the end of fiscal year 2023 all outstanding equity awards held by our named executive officers as adjusted for the Reverse Stock Split:

	Option Awards				Stock Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(5)
Prof. Hermann Luebbert, Ph.D.
Stock options (1)	3,742	1,927	95.40	12/9/2031	-	-
Stock options (2)	3,149	6,393	52.20	05/18/2032	-	-
Restricted stock units (3)	-	-	-	-	4,771	13,216
Fred Leffler (4)	-	5,000	19.40	01/10/2033	-	-

(1)	The option vests in three equal annual installments beginning on December 9, 2022.
(2)	The option vests in three equal annual installments beginning on May 18, 2023.
(3)	Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash, within 60 days of the vesting date.
(4)	The option vests in three equal annual installments beginning on January 10, 2024
(5)	Based on the price per share of our common stock as of the close of business on December 31, 2023, which was $2.77.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	104,257	39.36	141,824

Incentive Compensation Clawback

Effective October 2, 2023, the Board of Directors updated our compensation recovery policy in accordance with the requirements of the Nasdaq listing standard adopted pursuant to SEC rules (the “Clawback Policy”). The Clawback Policy provides, among other things, that we will seek to recover any erroneously awarded incentive-based compensation received by covered executives of the Company (which are determined from time to time by the Compensation Committee of the Board and includes current and former executive officers) during the three completed fiscal years preceding any date on which we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws.

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Director Compensation

Director compensation for the year ended December 31, 2023, which was pro-rated for board members who served less than the entire service period during fiscal 2023, are shown on the table below:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Prof. Hermann Luebbert, Ph.D.	-	-	-
Kevin Weber	58,014	-	58,014
John J. Borer III, J.D.	68,640	-	68,640
Loretta M. Wedge, CPA, CCGMA	23,219	-	23,219
Beth J. Hoffman, Ph.D.	64,472	-	64,472
Heikki Lanckriet, Ph.D.	19,359	-	19,359

Narrative to Director Compensation Table

Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy each director who is not an employee is paid cash compensation as set forth below:

Annual Retainer
Board of Directors:
All non-employee members	$40,250
Additional retainer for non-executive chairperson	$30,000
Audit Committee:
Members	$8,000
Additional retainer for chair	$8,000
Compensation Committee:
Members	$6.000
Additional retainer for chair	$9,000
Nominating and Corporate Governance Committee:
Members	$5,000
Additional retainer for chair	$5,000

These fees are payable in four equal quarterly installments, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board of Directors or any committee of the Board of Directors. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our Board of Directors and committee meetings.

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PROPOSAL NO. 1-ELECTION OF CLASS III DIRECTORS

In accordance with our certificate of incorporation and bylaws, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation, or removal.  John J. Borer III, J.D. and Prof. Hermann Luebbert, Ph.D. are the Class III directors whose terms expire at the Meeting. Mr. Borer and Prof. Luebbert have been nominated, and each has agreed to stand, for re-election to our Board to serve as a Class III director until the 2027 annual meeting of stockholders and until a successor is duly elected and qualified or until the earlier of their death, resignation, or removal.

Required Vote of Stockholders

The Class III director nominees who receive the highest number of votes “FOR” election by holders of our common stock that are entitled to vote at the Meeting on the election of directors will be elected as the Class III directors, provided that a quorum is present. Withhold votes and broker non-votes will have no effect on this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the election of the nominees listed above as Class III director nominees.

We have no reason to believe that the nominees will be unable to serve. In the event that the nominees are unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by our Board. Information relating to the nominees, including period of service as a director, principal occupation and other biographical material is provided above in the section titled “Board of Directors and Corporate Governance.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” JOHN J. BORER III, J.D. AND PROF. HERMANN LUEBBERT, PH.D. FOR CLASS III DIRECTORS.

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PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN

General

Our board of directors adopted, and our sole stockholder approved, the Plan on July 23, 2021 (the “Plan Effective Date”). As of April 29, 2024, a total of 266,990 shares of our common stock were authorized for issuance under the Plan, as amended; 20,909 shares had been issued upon the exercise of options and the vesting of other equity awards granted under the Plan or were previously issued but have since been forfeited; and 94,181 shares are subject to outstanding restricted stock units or options to purchase shares, leaving 151,900 shares available for issuance under the Plan. On April 29, 2024, our Board adopted an amendment to the Plan, subject to approval by our stockholders, to increase the aggregate number of shares authorized for issuance of awards under the Plan to 3,750,000.

All share amounts in the preceding paragraph and otherwise in this section of this Proxy Statement have been adjusted in respect of the Reverse Stock Split, as provided in the Plan.

Approval by our stockholders is required by the listing rules of The Nasdaq Stock Market and in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code.

Reasons for Amendment of the Plan; Effects of the Proposed Amendment

Our Board, the Compensation  Committee, and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future and that the Plan maintains and enhances the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to attract, retain and motivate key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to accomplish this by providing long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan is not sufficient for future granting needs. Our Board currently believes that if the amendment to the Plan is approved by stockholders, the 3,750,000 shares available for issuance under the Plan will result in an adequate number of shares of common stock being available for future awards under the Plan through at least 2026.

Accordingly, the Board recommends that the Company’s stockholders approve the following resolution:

“RESOLVED that the Company’s stockholders approve the amendments to the Plan reflected in the attached Appendix A.”

The proposed amendment to the Plan will become effective upon stockholder approval of this proposal. If this proposal is not approved, the amendment will not become effective and the Plan will continue in its current form.

Summary of the Plan, as amended

The following is a brief summary of the major provisions of the Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the text of the Plan, as proposed to be amended, a copy of which is attached as Appendix A to this Proxy Statement.

General Information About the Plan

The purpose of the Plan is to enable the Company to attract, retain and motivate its employees by providing for or increasing their proprietary interests in the Company.

The Plan is a stock incentive plan under which we may offer securities of the Company to our employees. The Plan is not subject to any provisions of the U.S. Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. The Plan permits Biofrontera to satisfy any awards under the Plan by distributing to participants (1) authorized and unissued shares of Biofrontera common stock, or (2) shares of common stock held in the Biofrontera treasury, including shares purchased on the open market and shares acquired through private purchases.

Eligibility

Employees, directors, officers and consultants or advisors of the Company and its affiliates are eligible for awards under the Plan. The Committee (as discussed below) has the sole and complete authority to determine who will be granted awards under the Plan.

Administration

The Plan is administered by the Committee, which consists of the members of our compensation committee. The Committee administers the Plan, except in the case of awards to non-employee directors, which are administered by our board of directors. The Committee in its discretion may delegate any and all of its duties to officers of the Company. The Committee or, in the case of awards to non-employee directors, our board of directors, has the authority to determine the terms and conditions of any agreements relating to awards granted under the Plan (agreements may differ among participants), and to adopt, alter and repeal rules, guidelines and practices relating to the Plan. The Committee or, in the case of awards to non-employee directors, our board of directors, has full discretion to administer and interpret the Plan, and to adopt whatever rules, regulations and procedures it deems necessary or advisable.

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Duration; Plan Amendments

The Plan expires by its terms on the tenth anniversary of the Plan Effective Date. However, our board of directors may terminate the Plan before that date. No awards can be granted under the Plan after the Plan has terminated. However, awards granted prior to the date on which the Plan terminates will not be affected by the termination and the terms and conditions of the Plan will continue to apply to those awards.

Shares Available for Awards

Shares Available for Issuance

The maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan is currently 266,990, subject to certain adjustments for corporate transactions, as described in the section entitled “—Adjustments” below. The proposed amendment would increase to 3,750,000 the maximum number of shares that may be issued under the Plan. Notwithstanding anything in the Plan to the contrary, as of June 12, 2024, the following is applicable: (i) no participant may be granted awards of options and/or stock appreciation rights (“SARs”) with respect to more than 900,000 shares of common stock in any one year; (ii) the maximum number of time-based restricted stock, restricted stock units, phantom stock awards or stock bonuses that may be issued to any one participant under the plan in any calendar year is 900,000 shares; and (iii) the maximum number of performance-based restricted stock, restricted stock units, phantom stock awards or stock bonuses that may be issued to any one participant under the plan in any calendar year is 900,000 shares. The amounts of shares provided in (i) - (iii) of the preceding sentence are subject to certain adjustments for corporate transactions, as described in the section entitled “—Adjustments” below, for events occurring on or after June 12, 2024.

On termination, forfeiture, or expiration of an unexercised stock option grant or other award, in whole or in part, the number of shares of common stock subject to such unexercised stock option grant or other award will become available again for grant under the Plan. Also, shares subject to a stock option grant or other award that are not delivered to a participant because they are used to satisfy a tax withholding obligation or that are withheld to pay all or a portion of an option’s exercise price will again become available for grant under the Plan. In addition, shares of Biofrontera common stock will not be considered used if the award to which they relate is settled in cash. Further, shares subject to awards granted in assumption or substitution of outstanding awards of an acquired entity shall not be counted against the shares of our common stock available for issuance under the Plan.

Awards

Stock Options

Nonqualified or incentive stock options may be granted under the Plan. The Committee sets the terms of the stock option grant at the time the grant is made. These terms are described in a stock option agreement.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. The Committee sets the terms of the stock appreciation rights at the time the grant is made. These terms are described in a stock appreciation rights award agreement.

Phantom Stock Awards

Phantom stock awards may be granted under the Plan. The Committee sets the terms of the phantom stock awards at the time the grant is made. These terms are described in the phantom stock award agreement.

Restricted Stock Awards

Restricted stock awards may be granted under the Plan. The Committee will set the terms of the restricted stock award at the time of grant and will describe these terms in a restricted stock award agreement.

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If the specified performance criteria are not achieved within the established time frame, the shares will be forfeited, unless the terms of the applicable restricted stock award agreement also provide for service-based vesting, catch-up vesting or otherwise specifically alter this treatment.

Restricted Stock Units

Restricted stock unit awards may be granted under the Plan. The Committee will set the terms of the restricted stock unit award at the time of grant and will describe these terms in a restricted stock unit agreement.

Stock Bonus Awards

Participants may receive under the Plan a grant of unrestricted shares of Biofrontera common stock or other awards, including fully vested deferred stock units, denominated in common stock, as determined by the Committee.

Cash Bonus Awards

Participants may also receive cash bonus awards under the Plan. No cash bonus award to any one Participant (as defined in the Plan) in any calendar year can exceed $1,500,000.

Additional Information

Adjustments

The Plan provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards, the exercise price of outstanding awards, as well as the maximum award limits under the Plan, in the event of changes in our outstanding common stock by reason of a merger, stock split, reorganization, recapitalization or similar events. The Committee may also make these types of adjustments if a change in law or circumstances would result in any substantial dilution or enlargement of the rights of participants under the Plan.

Repricing

Repricing of options and SARs is generally prohibited under the Plan without approval of our stockholders.

Change in Control

Unless the applicable award agreement provides otherwise, in the event of a “change in control” of Biofrontera (as defined in the Plan),

●	the Committee may in its discretion determine that all options and SARs will become vested and immediately exercisable, and/or the restricted period with respect to any restricted shares or restricted stock units will expire immediately (including a waiver of any applicable performance goals); and

●	all incomplete performance periods in effect on the date the change in control occurs will end on the date of the change in control, and the Committee will determine the extent to which performance goals with respect to each such award period have been met based upon such audited or unaudited financial information then available as it deems relevant; and each participant will be paid partial or full awards with respect to performance goals for each relevant award period based upon the Committee’s determination of the degree of attainment of any performance goals; and

●	with respect to a Senior Participant (as defined in the Plan) who is terminated by the Company or its affiliates without “cause” (as defined in the Plan): (i) within twelve months following a change in control or, (ii) in contemplation of a change in control, all awards will become fully vested and exercisable immediately, irrespective of vesting schedules and the restricted period shall end at the time of the termination.

In the event of a change in control, the Committee may in its discretion also make adjustments to the stock options and other awards granted under the Plan. The Committee may substitute shares of the surviving entity or another corporation that is party to the transaction for shares of Biofrontera common stock. In connection with such an event, the Committee may also determine that outstanding awards will be cancelled in return for a cash payment equal to the value of the cancelled awards. In the event that the Committee decides to cancel outstanding awards, holders of outstanding awards will receive ten days’ advance notice.

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Tax withholding

Participants in the Plan must make a cash payment to us, or make other arrangements satisfactory to the Committee, to satisfy the tax withholding obligations that arise under applicable law with respect to a stock option or other award granted under the Plan, including without limitation any U.S. federal income and employment taxes and other applicable state and local taxes. Under certain circumstances, participants may be permitted to satisfy their tax withholding obligation, in whole or in part, by having us withhold from the shares of common stock otherwise deliverable to them on the exercise of a stock option, restricted stock unit or SAR, or by surrendering shares having a fair market value on the date of exercise equal to the exercise price.

Transferability and assignment

In general, participants in the Plan can exercise an option or other award received under the Plan only during their lifetime. Unless the agreement under which the stock option or other award was granted provides otherwise, participants cannot transfer stock options or other awards (except for shares that are not subject to a restricted period), except by will or the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction.

Award Termination; Forfeiture; Disgorgement

The Committee will have full power and authority to determine whether, to what extent and under what circumstances any award will be terminated or forfeited. To the extent provided in the award agreement, if a participant is terminated for “cause” (as defined in the Plan) or if they engage in certain activities after termination as determined by the Committee, then any outstanding stock options or other awards granted to such participant may be cancelled, and under certain circumstances, they may be required to return the gain received from certain awards. Awards granted under the Plan are also subject to any compensation recovery policy or minimum stock holding period requirement adopted by Biofrontera.

New Plan Benefits

The amount of awards payable under the Plan, if any, to any participant is not determinable as participation in the Plan does not guarantee the grant of an award, and all awards under the Plan are discretionary and subject to approval by the Committee, as described above.

Material Federal Income Tax Consequences

This section contains only a general discussion of the potential United States federal income tax consequences to you under the Plan, and the following summary is based on current interpretations of existing federal income tax laws, which may be subject to change at any time. State or local tax rules, and tax rules applicable in jurisdictions outside the United Sates, are not discussed. The federal income tax consequences relating to the Plan are complex. By providing you with this general description of federal income tax consequences, we are not making any representation to you respecting the tax treatment of any award you may have received. You are urged to consult your own counsel, accountants, or other tax advisors regarding the tax consequences of any incentive awards granted to you in relation to your particular tax situation.

Tax Consequences to the Individual

Nonqualified Stock Options

You generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option (“NQSO”) with an exercise price at least equal to the fair market value of our Company stock on the date of grant and no additional deferral feature. Upon the exercise of an NQSO, you generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the NQSO on the date of exercise and the exercise price of the NQSO. When you sell the shares, you will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount you received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the fair market value of the shares on the exercise date.

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Incentive Stock Options

You generally will not recognize taxable income upon the grant of an incentive stock option (“ISO”). If you exercise an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), you will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although you generally will have taxable income for alternative minimum tax purposes at that time as if the ISO were an NQSO). If you sell or otherwise dispose of the shares acquired upon exercise of an ISO after the later of (a) one year from the date you exercised the ISO and (b) two years from the grant date of the ISO, you generally will recognize long-term capital gain or loss equal to the difference between the amount you received in the disposition and the exercise price of the ISO. If you sell or otherwise dispose of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and you generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the ISO (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the ISO). The balance of your gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both NQSOs and ISOs, special rules apply if you use shares of common stock already held by you to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by you.

Stock Appreciation Rights and Phantom Stock Awards

You generally will not recognize taxable income upon the grant or vesting of a SAR or phantom stock award with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of such award, you generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR or phantom stock award on the date of exercise and the grant price of the award.

Restricted Stock

Generally, a grant of shares of common stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to you for federal income tax purposes at the time of grant. The value of the shares will generally be taxable to you as compensation in the year in which the restrictions on the shares lapse. Such value will be the fair market value of the shares as to which the restrictions lapse on the date those restrictions lapse. However, any participant may elect pursuant to Code Section 83(b) to treat the fair market value of the restricted shares on the date of grant as compensation in the year of grant, provided the participant makes the election pursuant to Code Section 83(b) within 30 days after the date of grant.

Restricted Stock Units

A grant of a right to receive shares of common stock or cash in lieu of the shares will result in taxable income for federal income tax purposes to you at the time the award is settled in an amount equal to the fair market value of the shares or the amount of cash awarded.

Stock Bonus Awards

Grants of unrestricted shares of stock under the Plan are taxable income to you for federal income tax purposes at the time of grant.

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Cash Bonus Awards

Cash awards under the Plan are taxable income to you for federal income tax purposes at the time of payment. You will have compensation income equal to the amount of cash paid.

Basis and Gain

Your tax basis in vested shares of common stock acquired under the Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by you on the transfer of vested shares. Your holding period for the shares begins upon the transfer to you of vested shares (or on the date of grant with respect to unvested shares, if you make an 83(b) election). If you sell shares, any difference between the amount realized in the sale and your tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on your holding period for the shares.

Tax Consequences to the Company

In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as you recognize ordinary income, subject to certain limitations imposed under the Code.

In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the Plan could also be limited by Code Section 280G, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible.

We generally will not be entitled to a deduction with respect to any amount that represents compensation in excess of $1 million paid under the Plan to “covered employees” as defined under Code Section 162(m).

Code Section 409A

Code Section 409A generally provides that deferred compensation subject to Code Section 409A that does not meet the requirements for an exemption from Code Section 409A must satisfy specific requirements, both in operation and in form, regarding: (i) the timing of payment; (ii) the election of deferrals; and (iii) restrictions on the acceleration of payment. Failure to comply with Code Section 409A may result in the early taxation (plus interest) to you of deferred compensation and the imposition of a 20% penalty on you of the deferred amounts included in your income. Awards under the Plan are intended to comply with or be exempt from Code Section 409A.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve Proposal No. 2.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE PLAN .

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PROPOSAL NO. 3 -RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our certificate of incorporation or bylaws, the Audit Committee Charter requires submitting the appointment of Marcum to our stockholders for ratification. If the appointment is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm.

Representatives of Marcum will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Change in Auditor

On May 30, 2023, the Company was notified by Grant Thornton LLP of its resignation as our independent registered public accounting firm effective immediately. Grant Thornton served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. The audit reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 30, 2023, there were (i) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference thereto in connection with their reports on the financial statements for such years; and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that there was a material weakness in internal control over financial reporting reported by the Company related to management’s review of work performed by specialists as of December 31, 2021.

The Company provided Grant Thornton LLP with a copy of the disclosures contained in the Company’s Current Report on Form 8-K filed on June 2, 2023 (the “June 2, 2023 Form 8-K”), and requested Grant Thornton LLP furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the disclosures. A copy of Grant Thornton’s letter, dated June 2, 2023, is filed as Exhibit 16.1 to the June 2, 2023 Form 8-K.

The audit committee originally appointed Marcum to serve as our independent auditor for 2023 on June 16, 2023. Before selecting Marcum, the audit committee carefully considered that firm’s qualifications as an independent registered public accounting firm for us. This included a review of the firm’s efficiency, integrity, and competency in the fields of accounting and auditing. The audit committee determined that it is satisfied with Marcum in all of these respects.

Marcum served as independent registered public accounting firm for us with respect to the re-audit of our consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 and with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2023.

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Audit Fees and Services

Marcum

The following table presents fees for professional audit services rendered by Marcum for the audit of our annual financial statements and other professional services provided for the year ended December 31, 2023.

Fee Category	Year Ended December 31, 2023
Audit Fees (1)	$621,810
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total Fees	$621,810

(1) Audit fees consist of fees billed for professional services rendered by Marcum for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1. Audit fees exclude $350,000 for professional services rendered in connection with a re-audit of our 2022 financial statements.

Grant Thornton LLP

Grant Thornton was our independent registered public accounting firm for the year ended December 31, 2022 and for the period between January 1, 2023 and May 30, 2023. The following table presents fees for professional audit services rendered by Grant Thornton for the audit of our annual financial statements and other professional services provided for those two fiscal years.

	Years Ended December 31,
Fee Category	2023	2022
Audit Fees (1)	$33,600	$438,194
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$33,600	$438,194

(1) Audit fees consist of fees billed for professional services rendered by Grant Thornton for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1.

Pre-approval Policies

The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to the Company, whether provided by the Company’s principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by its independent registered public accounting firm. During the approval process, our audit committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions will have no effect on the outcome of this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the ratification of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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AUDIT COMMITTEE REPORT

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.biofrontera-us.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered accounting firm.

In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Marcum, our independent registered public accounting firm;
●	Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the Securities and Exchange Commission; and
●	Received written disclosures and the letter from the independent registered accounting firm regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee and the Audit Committee further discussed with Marcum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Members of the Biofrontera Inc. Audit Committee

John Borer, J.D. - Chairperson

Beth Hoffman, Ph.D.

Kevin Weber

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are summaries of certain provisions of transactions to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at fiscal year end and for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Transactions Involving Related Persons

Biofrontera AG owns more than 5% of our common stock. Biofrontera AG includes its consolidated subsidiaries: Biofrontera Pharma GmbH (“Biofrontera Pharma”), Biofrontera Bioscience GmbH (“Biofrontera Bioscience”), Biofrontera Neuroscience GmbH, and Biofrontera Development GmbH (collectively the “Biofrontera Group”). Below is a summary of outstanding balances and a description of significant transactions with entities of the Biofrontera Group.

Ameluz® License and Supply Agreement (“Ameluz LSA”)

On October 8, 2021, we entered into an amendment to the Ameluz LSA under which the price we pay per unit is based upon our sales history. Under the Ameluz LSA, the Company obtained an exclusive, non-transferable license to use Biofrontera Pharma’s technology to market and sell the licensed products Ameluz® and BF-RhodoLED® and must purchase such products exclusively from Pharma. As a result of this amendment, the purchase price we pay the Ameluz Licensor for Ameluz® will be determined in the following manner:

●	fifty percent of the anticipated net price per unit until we generate $30 million in revenue from sales of the products we license from the Ameluz Licensor during a given Commercial Year (as defined in the Ameluz LSA);

●	forty percent of the anticipated net price per unit for all revenues we generate between $30 million and $50 million from sales of the products we license from the Ameluz Licensor; and

●	thirty percent of the anticipated net price per unit for all revenues we generate above $50 million from sales of the products we license from the Ameluz Licensor.

On December 12, 2023, we entered into an addendum (the “Addendum”), effective as of December 5, 2023, to the Ameluz LSA. The Addendum provides, among other things, for a schedule of payments in relation to various financial obligations among the Company, Biofrontera Pharma, Biofrontera Bioscience, and Biofrontera AG, including updated terms relating to payments by the Company to Biofrontera Pharma for purchases of Licensed Products (as that term is defined in the Ameluz LSA) under the Ameluz LSA through the end of 2024. As of December 31, 2023 any receivable amounts from related parties were offset against accounts payable, related parties in accordance with the Addendum.

On February 19, 2024, we entered into the Second Amended and Restated License and Supply Agreement (the “Second A&R Ameluz LSA”), effective as of February 13, 2024, by and among the Company, Biofrontera Pharma, and Biofrontera Bioscience. Among other things, the Second A&R Ameluz LSA has been amended to (i) change the Transfer Price (as defined in the Second A&R Ameluz LSA) to 25% through 2025 and then increasing over time pursuant to the schedule set forth in the Second A&R Ameluz LSA to a maximum of 35% starting in 2032, subject to a minimum dollar amount per unit (ii) provide for the transfer of responsibilities for Ongoing Trials (as defined in the Second A&R Ameluz LSA) on or before June 1, 2024, including the Company assuming related contracts and transferring key personnel from Biofrontera Pharma and Biofrontera Bioscience to the Company, and (iii) make the failure to achieve the applicable Annual Minimum Sales (as defined in the Second A&R Ameluz LSA) a termination event in certain circumstances, unless waived by Biofrontera Pharma and Biofrontera Bioscience.

Purchases of the licensed products from Biofrontera Pharma, inclusive of estimated and actual purchase price adjustments during the years ended December 31, 2023 and 2022 were $23.4 million and $17.9 million, respectively, and recorded in inventories in the consolidated balance sheets, and, when sold, in cost of revenues, related party in the consolidated statements of operations. Amounts due and payable to Biofrontera Pharma as of December 31, 2023 and 2022 were $8.5 million and $1.3 million, respectively, which were recorded in accounts payable, related parties in the consolidated balance sheets.

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Service Agreements

In December 2021, we entered into an Amended and Restated Master Contract Services Agreement, or “Services Agreement”, which provides for the execution of statements of work, by and among the Company, Biofrontera AG, Biofrontera Pharma and Biofrontera Bioscience, primarily for regulatory support and pharmacovigilance. The Services Agreement enables us to continue relying on Biofrontera AG and its subsidiaries for various services it has historically provided to us for as long as we deem necessary. We currently have statements of work in place regarding pharmacovigilance, regulatory affairs, medical affairs, information technology, and investor relations services and are continuously assessing the other services historically provided to us by Biofrontera AG to determine 1) if they will be needed, and 2) whether they can or should be obtained from other third-party providers.

As of December 31, 2023, we have migrated away from Biofrontera AG to third party providers for most of our significant information technology services. Expenses related to the Services Agreement were $0.2 million and $0.7 million for the years ended December 31, 2023 and 2022, which were recorded in selling, general and administrative, related party. Amounts due to Biofrontera AG related to the Services Agreement were $0.1 million and $0.2 million as of December 31, 2023 and 2022, respectively which were recorded in accounts payable, related parties in the consolidated balance sheets.

Clinical Lamp Lease Agreement

On August 1, 2018, the Company executed a clinical lamp lease agreement with Biofrontera Bioscience to provide lamps and associated services.

Total revenue related to the clinical lamp lease agreement was approximately $0.1 million for each of the years ended December 31, 2023 and 2022 and recorded as revenues, related party. Amounts due from Biofrontera Bioscience for clinical lamp and other reimbursements were approximately $0.2 million for each of the years ended December 31, 2023 and 2022, which were offset against accounts payable, related parties in accordance with the Addendum.

Other Arrangements

The Company has recorded a receivable of $2.8 million and $6.4 million as of December 31, 2023 and December 31, 2022, respectively, due from Biofrontera AG for its 50% share of the balance of a legal settlement for which both parties are jointly and severally liable. The Company recognized $0 and $0.1 million of interest income in connection with this receivable for the years ended December 31, 2023 and 2022, respectively.

As of December 31, 2023 and December 31, 2022, our investment, related party consisted solely of 177,465 and 6,466,946, respectively, of common shares of Biofrontera AG. In accordance with a Share Purchase and Transfer Agreement dated November 3, 2022, the Company had purchased approximately 1,674,996 shares (of the total 6,466,946 shares) for $1.7 million from Maruho Co., Ltd. (“Maruho”). The total investment was valued at $0.1 million and $10.5 million, as of December 31, 2023 and 2022, respectively. In 2023, the Company transferred 5,451,016 shares of our shares in Biofrontera AG to Maruho in exchange for the extinguishment of the total acquisition costs due to Maruho.

As of December 31, 2023, any receivable amounts for related party transactions among the Company, Biofrontera Pharma, Biofrontera Bioscience and Biofrontera AG were offset against accounts payable, related parties in accordance with the Addendum.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 15, 2024 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total	Options Exercisable and Restricted Stock Units Vesting within 60 Days(1)
Greater than 5% stockholders other than executive officers and directors:
Biofrontera AG Hemmelrather Weg 201 D-51377 Leverkusen, Germany(2)	400,000	7.9%
Entities affiliated with Rosalind Master Fund L.P.(3)	508,895	9.9%
Lytton-Kambara Foundation(4)	508,905	9.9%
The Hewlett Fund LP(5)	508,905	9.9%
Entities and individuals affiliated with District 2 Capital Fund LP(6)	509,062	9.9%
Entities affiliated with AIGH Capital Management, LLC(7)	509,209	9.9%

Named Executive officers and directors:
Prof. Hermann Luebbert, Ph.D.	10,440	*	10,040
Fred Leffler	-		1,650
John J. Borer III, J.D.	-		1,100
Heikki Lanckriet, Ph.D.	-		-
Beth J. Hoffman, Ph.D.	-		1,100
Kevin D. Weber	-		1,100
	-
All current executive officers and directors as a group (6 persons)	10,440	*	14,990

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	On December 9, 2021, the Company granted to Prof. Luebbert options (the “2021 Options”) to purchase shares of common stock at an exercise price of $95.40 per share up to 5,669 shares. The 2021 Options vest in three equal annual installments beginning on December 9, 2022. In addition, on May 18, 2022, the Company granted options to Prof. Luebbert (the “2022 Options”) to purchase shares of common stock at an exercise price of $52.20 up to 9,542 shares. The 2022 Options vest in three equal annual installments beginning on May 18, 2023. At the same time the Company granted the 2022 Options, it also granted restricted stock units to Prof. Luebbert, in the amounts of 9,542 restricted stock units. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash within 60 days of the applicable vesting date. The 6,891 shares for Prof. Luebbert represent the options and restricted stock units under such grants that will have vested within 60 days of the date of this proxy statement. On January 10, 2023, the Company granted to Mr. Leffler options to purchase shares of common stock at an exercise price of $19.40 per share up to 5,000 shares. The options granted to Mr. Leffler vest in three equal installments beginning on January 10, 2024. The 1,650 shares for Mr. Leffler represent the options that will have vested within 60 days after the date of this proxy statement.

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(2)	Information is based upon a Schedule 13G/A filed with the SEC on February 10, 2022 by Biofrontera AG. According to a Schedule 13D/A (“Zours Schedule 13D”) filed by Deutsche Balaton Aktiengesellschaft (“DB”), VV Beteiligungen Aktiengesellschaft (“VVB”), Delphi Unternehmensberatung Aktiengesellschaft (“DU”), Wilhelm Konrad Thomas Zours, Alexander Link and Rolf Birkert on September 19, 2022, Mr. Zours owns a majority interest in DU and is the sole member of the boards of management of VVB and DU. DU owns a majority interest in VVB. VVB owns a majority interest in DB and DB held 1,177,676 shares of common stock at the time of the Zours Schedule 13D’s filing, which represented 4.41% of the Company’s outstanding stock at that time. In the Zours Schedule 13D, Mr. Zours also includes the shares of Biofrontera Inc. held by Biofrontera AG, but disclaims beneficial ownership. If Mr. Zours was deemed to have voting and dispositive voting power over the shares held by Biofrontera AG, then Mr. Zours would be the beneficial owner of 9% of the Company’s outstanding stock.

(3)	Information is based upon a Schedule 13G filed with the SEC on March 20, 2024 by Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon. Includes 504,261 shares of Common Stock and 4,634 shares of Common Stock issuable upon the conversion of Preferred Stock. Each of Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these securities. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of Rosalind Master Fund L.P. is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(4)	Includes 504,168 shares of Common Stock and 4,737 shares of Common Stock issuable upon the conversion of Preferred Stock. Laurence Lytton, President of Lytton-Kambara Foundation (“LKF”), has voting and investment power over the Shares held by LKF. The business address of LKF and Mr. Lytton is 467 Central Park West 17-A, New York, NY 10025.

(5)	Includes 504,168 shares of Common Stock and 4,737 shares of Common Stock issuable upon the conversion of Preferred Stock. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(6)	Includes (a) 251,377 shares of Common Stock held by Bigger Capital Fund LP (“Bigger Capital”), (b) 251,377 shares of Common Stock held by District 2 Capital Fund, LP (“District 2 CF”) and (3) 6,308 shares of Common Stock issuable upon the conversion of Preferred Stock held by Bigger Capital and/or District 2 CF. The address of Bigger Capital is 11700 W Charleston Blvd 170-659, Las Vegas, NV 89135.

Bigger Capital Fund GP, LLC (“Bigger GP”) is a general partner of Bigger Capital and District 2 Capital LP (“District 2”) is the investment manager of District 2 CF. Michael Bigger is the managing member of Bigger GP and District and District 2 Holdings LLC (“District 2 Holdings”), which is the managing member of District 2 GP LLC (“District 2 GP”), the general partner of District 2 CF. Therefore, Mr. Bigger, District 2, District 2 Holdings and District 2 CF may be deemed to be the beneficial owner, and have the shared power to dispose of or direct the disposition, of the shares reported as beneficially owned by District 2 CF and Mr. Bigger and Bigger GP may be deemed to be the beneficial owner, and have the shared power to dispose of or direct the disposition, of the shares reported as beneficially owned by Bigger Capital and District 2 CF. The address of District 2 is 14 Wall Street, 2nd Floor, Huntington, NY 11743.

(7)	Includes (i) 378,082 shares of common stock owned by AIGH Investment Partners, L.P. (“AIGH”), (ii) 95,164 shares of common stock owned by WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“WVP-AIGH”), (iii) 28,188 shares of common stock owned by WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series (“WVP-OES”), and (iv) 7,775 shares of Common Stock issuable upon the conversion of Preferred Stock held by AIGH, WVP-AIGH and/or WVP-OES. Orin Hirschman is the managing member of AIGH Capital Management, LLC, who is an advisor with respect to the securities held by AIGH and a sub-advisor with respect to the securities held by WVP – AIGH and WVP – OES. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH Capital Management, LLC and directly held by AIGH. As such, Mr. Hirschman may be deemed to be the beneficial owner of the securities set forth in (i), (ii), (iii) and (iv) above. The address for Mr. Hirschman and each of the affiliated entities is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, during fiscal year ended December 31, 2023, our executive officers, directors and greater than 10% percent beneficial owners were in compliance with all applicable filing requirements.

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OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Meeting any matters other than those specified in the Notice of the Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Meeting, the proxy holders specified in this Proxy Statement and in the accompanying proxy card intend to vote the shares represented by them in accordance the Board of Director’s recommendations, to the extent permitted by applicable laws and regulations.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2025 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth below. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials. In order to be considered timely for the 2025 Annual Meeting of Stockholders, such proposal must be received by our Corporate Secretary, at 120 Presidential Way, Suite 320, Woburn, MA 01801, no later than January 3, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Outside of Rule 14a-8 of the Exchange Act, the Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than February 12, 2025 and no later than March 14, 2025. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Company nominees) no later than April 13, 2025.

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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APPENDIX A

BIOFRONTERA INC. 2021 OMNIBUS INCENTIVE PLAN

1. Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

This Plan document is an omnibus document which may include, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and Cash Bonus Awards, or any combination or variation of the foregoing.

The Plan is effective upon the date approved by the Company’s stockholders.

2. Definitions

The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) to the extent provided by the Committee, any entity in which the Company has a significant equity interest.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock Award, Stock Bonus or Cash Bonus Award granted under the Plan.

(c) “Award Agreement” means an agreement pursuant to which an Award is granted.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash Bonus Award” means an Award of a cash bonus pursuant to Section 11(a) of the Plan.

(f) “Cause” shall mean, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon (i) the good faith determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, provided that no such failure shall constitute Cause unless the Participant has been given notice of such failure (if cure is reasonably possible) and has not cured such act or omission within 15 days following receipt of such notice, (ii) the Committee’s good faith determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (iv) the consistent failure of the Participant to follow the lawful instructions of the Board or his direct superiors, which failure amounts to an intentional and extended neglect of his duties to such party, or (v) in the case of a Participant who is a non-employee director, the Participant ceasing to be a member of the Board in connection with the Participant engaging in any of the activities described in clauses (i) through (iv) above.

(g) “Change in Control” shall, unless in the case of a particular Award the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(f) or (IV) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of a registration statement of the Company describing such person’s inclusion on the Board, or a proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the dissolution or liquidation of the Company;

(iv) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company; or

(v) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company, or one or more Designated Holders), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

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(h) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(i) “Committee” means the Compensation Committee of the Board, or if the Board is acting as the Committee, the individuals constituting Eligible Directors of the Board.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

(k) “Company” means Biofrontera Inc and any successor thereto.

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n) “Disability” means, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

(o) “Effective Date” means the date on which this Plan is approved by the Company’s stockholders.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation, and (ii) an “independent director” under the rules of the stock exchange on which the Stock is listed or the National Association of Securities Dealers Automated Quotation System (the “Nasdaq”), as applicable;.

(q) “Eligible Person” means any (i) individual regularly employed by the Company or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to Form S-8.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value,” on a given date, means (i) if the Stock is listed on a national securities exchange, the closing price reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market on a last sale basis, the last sale price on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

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(t) “Good Reason” shall mean, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Participant having “good reason” to terminate the Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon (i) a material diminution in the Participant’s base compensation or target bonus below the amount as of the date of the award, totaling more than 20% in the aggregate provided, however, that such exclusion shall not apply if the material diminution in the Participant’s base compensation occurs in connection with a Change in Control; (ii) a material diminution in the Participant’s authority, duties or responsibilities; (iii) a material change in the geographic location at which the Participant must perform services; or (iv) any action or inaction that constitutes a material breach by the Company of the Plan or an Award Agreement entered into with the Participant; provided, however, that for the Participant to be able to terminate his or her employment with the Company on account of “Good Reason” the Participant must provide notice of the occurrence of the event constituting Good Reason and his or her desire to terminate his or her employment with the Company on account of such Good Reason, and the Company must have a period of thirty (30) days following receipt of such notice to cure the condition. If the Company does not cure the event constituting Good Reason within such thirty (30) day period, the Participant’s employment will terminate the day immediately following the end of such thirty (30) day period, unless the Company provides for an earlier employment termination date.

(u) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(v) “Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(w) “Option” means an Award granted under Section 7 of the Plan.

(x) “Option Period” means the period described in Section 7(c) of the Plan.

(y) “Option Price” means the exercise price for an Option as described in Section 7(a) of the Plan.

(z) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(aa) “Parent” means any parent of the Company, as defined in Section 424(e) of the Code.

(bb) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Award under the Plan. The Performance Criteria that may be used to establish the Performance Goal(s) may be based on the achievement of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company). Performance Criteria, may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue; (v) new client revenue; (vi) gross profit or gross profit growth; (vii) net operating profit (before or after taxes; (viii) return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales); (ix) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (x) earnings before or after taxes, interest, depreciation and/or amortization; (xi) share price (included, but not limited to, growth measures and total stockholder return); and (xii) any other objective or subjective criterion or criteria that the Committee may select from time to time.

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Without limiting the Committee’s authority to select any Performance Criteria as it determines appropriate, any Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Criterion as compared to a selected peer group or published index. Performance goals may also be based on individual performance goals. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria.

(cc) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during a Performance Period, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period based on the occurrence of any of following events: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported result; (iv) any reorganization or restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) or unusual or infrequently occurring items pursuant to Accounting Standards Update 2015-01 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains or losses; (ix) a change in the Company’s fiscal year; or (x) any other event or circumstance the Committee deems appropriate.

(dd) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award.

(ee) “Phantom Stock Award” shall mean a cash award whose value is determined based on the change in the value of the Company Common Stock from the Effective Date.

(ff) “Plan” means this Biofrontera Inc 2021 Omnibus Incentive Plan, as may be amended from time to time.

(gg) “Restricted Period” means, with respect to any Award of Restricted Stock or any Restricted Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(hh) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

(ii) “Restricted Stock Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 9.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Senior Participant” means each employee of the Company or an Affiliate holding the office of vice president or any office senior to the office of vice president.

(ll) “Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(mm) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(nn) “Stock Bonus” means an Award granted under Section 10 of the Plan.

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(oo) “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(pp) “Strike Price” means, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(qq) “Subsidiary” means any subsidiary of the Company, as defined in Section 424(f) of the Code.

(rr) “Substitute Award” means an Award granted or issued to a Participant in assumption or substitution of outstanding awards by an entity acquired by the Company or any Affiliate or Subsidiary or with which the Company, an Affiliate or a Subsidiary combines.

(ss) “Vested Unit” shall have the meaning ascribed thereto in Section 9(d).

3. Effective Date, Duration and Stockholder Approval

The Plan is effective as of the Effective Date. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(i) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4. Administration

(a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) accelerate the exercisability of any option or SAR and to remove any restriction on any Award; (viii) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations; (x) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Notwithstanding the foregoing, the Committee may delegate to any officer or officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the 1934 Act.

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(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(e) No member of the Board, Committee or any officer or employee to whom authority has been delegated administrative authority shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

5. Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and/or Cash Bonus Awards to one or more Eligible Persons; provided, however, that:

(a) Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan as of ~~July 5, 2023 is 266,990~~ June 12, 2024 is 3,750,000 shares of Stock; this aggregate amount provided in this Section 5(a) includes all Awards which have been granted under the Plan since the Effective Date.

(b) Shares of Stock shall not be deemed to have been used in settlement of Awards in the event the Award is settled in cash. Shares of Stock delivered (either directly or by means of attestation) in full or partial satisfaction of applicable tax withholding obligations or withheld by the Company in full or partial satisfaction of applicable tax withholding obligations for any Award, other than an Option or a SAR, shall be deducted from the number of shares of Stock delivered to a Participant pursuant to such Award for purposes of determining the number of shares of Stock acquired pursuant to the Plan. If and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to Section 5(e) by reason of a new Award being granted in substitution therefor.

(c) Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market or by private purchase, or a combination of the foregoing.

(d) ~~Subject to Section 13,~~ Notwithstanding anything herein to the contrary, as of June 12, 2024 the following is applicable: (i) no person may be granted Options or SARs under the Plan during any calendar year with respect to more than 900,000 shares of Stock, (ii) the maximum number of time-based Restricted Stock, Restricted Stock Units, Phantom Stock Awards or Stock Bonuses that may be granted to any one Participant under the Plan in a calendar year is 900,000 shares of Stock or, in the event such Award is paid in cash, the equivalent cash value thereof on the date of vesting, and (iii) the maximum number of performance-based Restricted Stock, Restricted Stock Units, Phantom Stock Awards or Stock Bonuses that may be granted to any one Participant under the Plan in a calendar year is 900,000 shares of Stock or, in the event such Award is paid in cash, the equivalent cash value thereof on the date of vesting. The amounts of shares provided in (i) - (iii) of this Section 5(d) are subject to adjustment under Section 13 for events occurring on or after June 12, 2024. The maximum amount that can be paid in any calendar year to any Participant pursuant to a Cash Bonus Award described in Section 11 shall be $1,500,000.

(e) Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant’s consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is granted.

(f) Substitute Awards shall not be counted against the shares of Stock available for granting Awards under the Plan.

(g) In the event the Company or any Subsidiary or Affiliate acquires or combines with a company that has shares available under a pre-existing plan, such shares shall be available for grant of Awards under this Plan, subject to applicable listing exchange requirements and shall not be counted against the shares of Stock available for granting Awards under the Plan.

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(h) Notwithstanding any other provision in the Plan to the contrary, the maximum number of shares of Stock subject to Awards granted during a single calendar year to any Eligible Director, taken together with any cash fees paid during the calendar year to the Eligible Director in respect of the Eligible Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not have an aggregate Fair Market Value on the Date of Grant (computed as of the Date of Grant in accordance with applicable financial accounting rules) in excess of $300,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Eligible Director receiving such additional compensation may not participate in the decision to award such compensation.

6. Eligibility

Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Option shall be granted to any Eligible Person who is not an employee of the Company or a Parent or Subsidiary. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a) Option Price. Except with respect to an Option that is a Substitute Award, the exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(b) Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded. Options may be exercised only with respect to whole shares of Stock or their equivalents.

(c) Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

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(d) Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii) Subject to Section 12(l), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(vii) An Option Agreement may, but need not, include a provision whereby a Participant may elect, at any time before the termination of the Participant’s employment with the Company, to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a share repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate. The Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless the Committee otherwise specifically provides in an Stock Option Agreement.

(e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

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8. Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a) Vesting, Transferability and Expiration. A SAR granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

(b) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash (taking into consideration any adverse tax consequences to the Participant under Section 409A of the Code), in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(c) Method of Exercise. A Participant may exercise a SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(d) Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, a SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

(e) Tax Considerations. The Committee shall take into account Section 409A of the Code and applicable regulatory guidance thereunder before granting a SAR.

9. Restricted Stock and Restricted Stock Units

(a) Award of Restricted Stock and Restricted Stock Units.

(i) The Committee shall have the authority (A) to grant Restricted Stock and Restricted Stock Units to Eligible Persons, (B) to issue or transfer Restricted Stock to Participants, and (C) to establish terms, conditions and restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period and any applicable Performance Goals, as applicable, which may differ with respect to each grantee, the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.

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(iii) Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(iv) The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee and subject to Section 12(b), each Restricted Stock Unit (representing one share of Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Stock (“dividend equivalents”).

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions, including and without limitation, the satisfaction of any applicable Performance Goals during such period, as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in Section 9(c) and the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(c) Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 9(b) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

Subject to the applicable Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any dividend equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iv) hereof and the interest thereon or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to such dividend equivalents and interest thereon, if any; provided, however, that, the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Stock in lieu of delivering only shares of Stock for Vested Units or (ii) delay the delivery of Stock (or cash or part Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

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(e) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock as well as any other information the Company deems appropriate:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Biofrontera Inc 2021 Omnibus Incentive Plan and a Restricted Stock Award Agreement, dated as of _____________, between Biofrontera Inc and __________________. A copy of such Plan and Agreement is on file at the offices of Biofrontera Inc.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

10. Stock Bonus Awards

The Committee may issue unrestricted Stock, or other Awards denominated in Stock, including and without limitation, fully-vested deferred stock units, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Bonus Award under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

11. Cash Bonus Awards and Certain Limitations

The Committee shall have the authority to make an Award of a cash bonus to any Participant. Any such Award may be subject to a Performance Period, Performance Goals or such other terms and conditions as the Committee may designate in the applicable Award Agreement.

12. General

(a) Additional Provisions of an Award. Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), adding dividend equivalent rights or other protections to Participants in respect of dividends paid on Stock underlying any Award (in addition to and subject to those provisions of Section 9, including the prohibition on currently paying dividends or dividend equivalents prior to the release of restrictions or settlement of the corresponding Restricted Stock or Restricted Stock Units), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements; provided, however, that any such deferral does not result in acceleration of taxability of an Award prior to receipt, or tax penalties, under Section 409A of the Code. Any such provisions shall be reflected in the applicable Award Agreement.

(b) Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or dividend equivalents (whether paid in cash or shares of Stock) be paid with respect to Options or Stock Appreciation Rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied and the Award is settled (as applicable).

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(c) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(d) Government and Other Regulations. The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(e) Tax Withholding.

(i) A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Stock or other property) of any required income tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding (at a tax withholding rate that will not result in adverse accounting implications for the Company) by (A) the delivery of shares of Stock owned by the Participant having a Fair Market Value equal to such withholding liability, (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, (C) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the withholding liability or (D) by such other method as the Committee may allow.

(f) Claim to Awards and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(h) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

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(i) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

(k) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(l) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Committee or a duly authorized officer of the Company, an Option may be transferred pursuant to a domestic relations order.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:

A. any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

B. a trust solely for the benefit of the Participant and his or her Immediate Family Members;

C. a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or

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D. other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any person or persons other than himself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(p) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(q) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(r) Termination of Employment. Unless an applicable Award Agreement provides otherwise, for purposes of the Plan, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(s) Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Compliance with Applicable Law. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

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13. Changes in Capital Structure

Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 11(b) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, if the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

The terms of this Section 13 may be varied by the Committee in any particular Award Agreement.

14. Effect of Change in Control

(a) The Committee may, but is not required to, provide in any particular Award Agreement:

(i) In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a termination of the applicable Participant by the Company without Cause, all Options and SARs subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and/or that the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

(ii) In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible.

(b) In addition, in the event of a Change in Control, the Committee may in its discretion, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

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(c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(d) If (i) within 12 months following a Change in Control or (ii) in contemplation of a Change in Control, a Senior Participant’s employment with the Company or any Affiliate is terminated by the Company or an Affiliate without Cause or by the Participant for Good Reason, all Awards held by such Senior Participant, irrespective of the vesting schedule, shall become fully vested and immediately exercisable and, if applicable, the Restricted Period shall end at the time of such termination.

15. Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16. Amendments and Termination

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement); and provided, further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. The termination date of the Plan, following which no Awards may be granted hereunder, the tenth anniversary of the Effective Date; provided, that such termination shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided further that, other than in connection with an equitable adjustment under Section 13 or a Change in Control, without stockholder approval, (i) no amendment or modification may reduce the Option Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Option Price or Strike Price, as the case may be) in a manner which would either (A) (if the Company is subject to the reporting requirement of the Exchange Act) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange on which the Stock is listed, if any. In no event may the Company buyout for cash any Option or SAR whose Option Price or Strike Price (as applicable) on the date of purchase exceeds the Fair Market Value of the Company’s Stock.

17. Compliance with Section 409A.

(a) It is intended that any amounts payable under this Plan shall either be exempt from or comply with Section 409A of the Code (including the Treasury regulations and other published guidance relating thereto) so as not to subject a Participant to payment of any interest or additional tax imposed under Section 409A of the Code. To the extent that any amount payable under this Agreement would trigger the additional tax, penalty or interest imposed by Section 409A of the Code, this Plan shall be modified to avoid such additional tax, penalty or interest yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Participant. In no event shall the Company, any member of the Board of Directors, or any employee, agent or other service provider have any liability to any Participant for any tax, fine or penalty associated with any failure to comply with the requirements of Section 409A of the Code.

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(b) To the extent a payment or benefit is nonqualified deferred compensation subject to Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award Agreement providing for the payment of any amounts upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of this Plan and any Award Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If a Participant is deemed on the date of a separation from service (within the meaning of Section 409A of the Code) to be a “specified employee” (within the meaning of that term under Section 409A(a)(2)(B) of the Code and determined using any identification methodology and procedure selected by the Company from time to time, or, if none, the default methodology and procedure specified under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is “nonqualified deferred compensation” within the meaning of Code Section 409A and which is paid as a result of the Participant’s “separation from service,” such payment or benefit shall not be made or provided prior to the date which is the earlier of (A) the expiration of the six-month period measured from the date of such “separation from service” of the Participant, and (B) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this clause (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Participant in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c) For purposes of Section 409A of the Code, the Participant’s right to receive any installment payments pursuant to this Plan or any Award Agreement shall be treated as a right to receive a series of separate and distinct payments. Whenever a payment under the Plan or any Award Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

(d) With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Section 409A of the Code, (i) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit; (ii) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year, provided, that the foregoing clause (ii) shall not be violated with regard to expenses reimbursed under any arrangement covered by Section 105(b) of the Code solely because such expenses are subject to a limit related to the period the arrangement is in effect; and (iii) such payments shall be made on or before the last day of the Participant’s taxable year following the taxable year in which the expense was incurred.

18. Forfeiture and Recoupment.

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the Plan shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Affiliates, including facts and circumstances discovered after termination of service. Awards granted under the Plan shall be subject to any clawback, compensation recovery policy or minimum stock holding period requirement as may be adopted or amended by the Company from time to time.

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19. Whistleblower Provisions.

Nothing contained herein prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.

20. Broker-Assisted Sales.

In the event of a broker-assisted sale of Stock in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards: (a) any Stock to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Stock may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

21. Data Privacy

As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Stock held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Stock. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 21 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 21. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

* * *

As adopted by the Board of Directors of

Biofrontera Inc as of July 23, 2021, and amended on December 12, 2022, July 5, 2023, and April 29, 2024.

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Biofrontera Inc.

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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2024 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Class III Directors to serve on the Board of Directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders

	For	Withhold
01 - John J. Borer III, JD	☐	☐
02 - Prof. Hermann Luebbert, Ph.D.	☐	☐

	For	Against	Abstain
2. Approve an amendment to our 2021 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 266,990 to 3,750,000	☐	☐	☐
3. Ratify the appointment of Marcum, LLP as auditor for the 2024 fiscal year	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

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The 2024 Annual Meeting of Shareholders of Biofrontera Inc, will be held on Wednesday, June 12, 2024 at 10:00 a.m., Eastern Time, virtually via the Internet at meetnow.global/MWC6RKX.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held on June 12, 2024 at 10:00 a.m., Eastern Time. The material is available at www.edocumentview.com/BFRI-AM

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Biofrontera Inc.

Notice of 2024 Annual Meeting of Shareholders

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting – June 12, 2024 at 10:00 a.m., Eastern Time

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting all shares of Biofrontera Inc. the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Biofrontera Inc. to be held virtually via the Internet on June 12, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominee listed to the Board of Directors and FOR Items 2 and 3 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

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Comments – Please print your comments below.

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